Exhibit 10.1

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

CLINICAL AND COMMERCIAL SUPPLY AGREEMENT

THIS CLINICAL AND COMMERCIAL SUPPLY AGREEMENT (this “Agreement”), effective as of August 6, 2014 (“Effective Date”), by and between PeroxyChem, a Delaware corporation, with a principal place of business at 1735 Market Street, Philadelphia, Pennsylvania 19103 (“PeroxyChem”) and Aclaris Therapeutics, Inc., a Delaware corporation, with a principal place of business at 101 Lindenwood Drive, Suite 400, Malvern, Pennsylvania 19355 (“Aclaris”).

W I T N E S S E T H

WHEREAS, PeroxyChem is engaged in the business of manufacturing and supplying hydrogen peroxide;

WHEREAS, Aclaris is a pharmaceutical company engaged in the business of developing and commercializing pharmaceutical products;

WHEREAS, Aclaris desires to purchase quantities of the active pharmaceutical ingredient, hydrogen peroxide (“API”) for use in connection with the clinical development and upon FDA approval, commercial sale of Aclaris’ proprietary hydrogen peroxide drug, A-101 (“Product”) in the Territory as defined below; and

WHEREAS, subject to the terms hereof, PeroxyChem agrees to manufacture, supply, sell and deliver to Aclaris, and Aclaris agrees to purchase and accept from PeroxyChem, the API.

NOW, THEREFORE, the parties agree as follows:

1.1             DEFINITIONS.  For purposes hereof, the following terms shall have the meanings set forth below:

“Aclaris Improvements” has the meaning set forth in Section 6.5 (c) hereof.

“Aclaris Technology” means (a) the Product and any intermediates or derivatives thereof; (b) information provided by Aclaris included in the Specifications; and (c) the Technology of Aclaris owned, licensed, developed or obtained by or on behalf of Aclaris prior to the Effective Date of this Agreement, or developed or obtained by or on behalf of Aclaris independent of this Agreement and without reliance upon the Confidential Information, Improvements or Technology of PeroxyChem For the avoidance of doubt, Aclaris Technology shall not include PeroxyChem Technology.

“Act” means the United States Federal Food, Drug and Cosmetic Act of 1938, the Public Health Service Act of 1944, as may be amended from time to time and the rules and regulations promulgated thereunder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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“Affiliate” means (a) any corporation or business entity, fifty percent (50%) or more of the voting stock or voting equity interests of which are owned directly or indirectly by a Party; or (b) any corporation or business entity which directly or indirectly owns fifty percent (50%) or more of the voting stock or voting equity interests of a Party; or (c) any corporation or business entity directly or indirectly controlling, controlled by, or under common control with a corporation or business entity as described in (a) or (b). For the purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with,” means (a) the possession, directly or indirectly, of the power to direct the management or policies of such entity, whether through the ownership of voting securities, by contract or otherwise, and/or (b) the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of such entity. For the avoidance of doubt, for purposes of this Agreement, NeXeption, Inc., NeXeption, LLC, NeXeption II, LLC and NST, LLC shall not be considered to be Affiliates of Aclaris.

“API” has the meaning set forth in the preamble hereof.

“Applicable Law” means all applicable ordinances, rules, regulations, laws, statutes and court orders of any kind whatsoever, as amended from time to time, including the bodies of law and regulations (including without limitation, cGMPs or their equivalent), of any Regulatory Authority.

“Batch” means a specific quantity of API comprising a number of units mutually agreed upon between Aclaris and PeroxyChem, and that (a) is intended to have uniform character and quality within specified limits, and (b) is manufactured according to a single production order during the same cycle of manufacture. Each Batch shall have a manufacturing Batch Number.

“Batch Number” means a unique, traceable identification number for each Batch of API manufactured and supplied by PeroxyChem for Aclaris.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in Philadelphia, Pennsylvania are authorized or required by law to remain closed.

“Certificate of Analysis” means a summary of the test results, including the test methods, Specification parameters, and the pass/fail criteria, used in the determination of the quality and suitability of a specific Batch of API, including review and approval by the appropriate quality assurance department at PeroxyChem.

“cGMPs” means the current Good Manufacturing Practices in the Territory, as may be amended or supplemented from time to time; if in the United States, then cGMP shall include without limitation, the current good manufacturing practices set forth in 21 C.F. R. 210, 21 C.F.R. 211, and if in the European Union, then cGMP shall include, without limitation, the European Community Directive 2003/94/EC and all relevant implementations of such directives,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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as may be amended or supplemented from time to time. In the event of any conflict among Applicable Laws pertaining to the manufacture and supply of API, current Good Manufacturing Practices as specified in the United States Code of Federal Regulations will be applied unless the Parties agree otherwise in writing.

“Confidential Information” means (i) any information that (x) in any way shall relate to a Party hereto or Affiliate thereof, including, without limitation, its products, business, know-how, methods, trade secrets, customers and technology and (y) shall be furnished or disclosed to the other Party in connection with this Agreement and (ii) any other information that could reasonably be expected to be recognized as confidential or proprietary information; provided, however, that Confidential Information shall not include any information that:

(a)                  at the time of disclosure, is generally available to the public;

(b)                  after disclosure in connection herewith, becomes generally available to the public, except as a result of a breach of this Agreement by the recipient of such information;

(c)                   becomes available to the recipient of such information from a Third Party that is not legally prohibited from disclosing such Confidential Information, provided that such Confidential Information was not acquired directly or indirectly from the disclosing party or any of its Affiliates; or

(d)                  the recipient of which can demonstrate was developed by or for such recipient independent of, and without the use of, the Confidential Information disclosed by the disclosing party or any of its Affiliates hereunder.

“Dispute” has the meaning set forth in Section 11.4 hereof.

“DMF” means the Drug Master File for the API filed by PeroxyChem for acceptance by the FDA, as the same may be supplemented and/or amended from time to time.

“Effective Date” means the date set forth in the preamble.

“EMEA” means the European Medicines Agency.

“Facility” or “Facilities” means PeroxyChem’s facility located at 12000 Bay Area Blvd., Pasadena, Texas 77507 and all other PeroxyChem facilities used in the manufacture, supply and storage of API.

“FDA” means the United States Food and Drug Administration or successor governmental agency.

“First Commercial Sale” means the date, with respect to a country in the Territory, the first commercial sale to a Third Party for monetary value of the Product in such country for use or consumption by the end user of such product in such country after all

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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approvals of Regulatory Authorities that are required for the commercialization of such product in such country have been obtained in such country. For the avoidance of doubt, sales prior to receipt of all approvals of Regulatory Authorities necessary to commence commercial sales of the Product in a particular country, such as so-called “treatment IND sales”, “named patient sales”, “compassionate use sales”, clinical trial supplies, and samples, in each case, where Aclaris and/or its Affiliate receives no cash compensation for such sales, shall not be construed as a First Commercial Sale.

“FCPA” has the meaning set forth in Section 11.15 hereof.

“Force Majeure Event” has the meaning set forth in Section 10.1 hereof.

“Improvements” means all Technology and discoveries, inventions, developments, modifications, innovations, updates, enhancements, improvements, writings or rights (whether or not protectable under patent, trademark, copyright or similar laws) that are conceived, discovered, invented, developed, created, made or reduced to practice in the manufacture of API or Product or performance of other services related to API or Product under this Agreement.

“Indemnitee” has the meaning set forth in Section 7.7 hereof.

“Indemnitor” has the meaning set forth in Section 7.7 hereof.

“Ineligible Person” has the meaning set forth in Section 7.4(a) hereof.

“Initial Term” has the meaning set forth in Section 8.1 hereof.

“Losses” means any and all losses, liabilities, claims, obligations, penalties, judgments, demands, actions, disbursements of any kind and nature, suits, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees).

“Notice of Observations” has the meaning set forth in Section 6.2 hereof.

“PeroxyChem Improvements” has the meaning set forth in Section 6.5 (d) hereof.

“PeroxyChem Technology” (a) the API and any intermediates or derivatives thereof; (b) information provided by PeroxyChem included in the Specifications; and (c) the Technology of PeroxyChem owned, licensed, developed or obtained by or on behalf of PeroxyChem prior to the Effective Date of this Agreement, or developed or obtained by or on behalf of PeroxyChem independent of this Agreement and without reliance upon the Confidential Information, Improvements or Technology of Aclaris. For the avoidance of doubt, PeroxyChem Technology shall not include Aclaris Technology.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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“Person” means an individual, corporation, partnership or other entity.

“Product” has the meaning set forth in the preamble hereof.

“Purchase Price” has the meaning set forth in Section 5.1 hereof.

“Quality Agreement” means a separate Quality Agreement to be executed at the same time as this Agreement by the Parties and attached hereto as Attachment A. The Quality Agreement constitutes an integrated part of this Agreement and defines the quality assurance and regulatory responsibilities of the Parties as they relate to this Agreement and such Agreement is incorporated by reference herein and made a part hereof as though fully set forth herein

“Raw Materials” means the raw materials, chemicals and excipients required to manufacture and supply the API in accordance with the Specifications.

“Regulatory Authority” means (a) the regulatory entities for each respective country, state and/or territory as set forth in Attachment B; if Territory includes the United States, the Food and Drug Administration; if Territory includes any member state of the European Union, the EMA; (b) any successor organization of any such entity; and (c) any other government regulatory authority with regulatory oversight of the manufacture, supply, use or sale of API or Product in or for the Territory, as such other authorities are mutually agreed upon by the Parties in writing.

“Regulatory Communications” has the meaning set forth in Section 6.1(b) hereof.

“Renewal Term” has the meaning set forth in Section 8.1 hereof.

“Specifications” means the quality standards, including tests, analytical procedures, and acceptance criteria that are established to confirm the quality of API and Raw Materials, which are contained or referenced in the product specification section of the DMF (or similar submission to a governmental agency in jurisdictions outside of the United States), as set forth on the attached Attachment C hereto, and as the same may be amended or supplemented from time to time, and any other requirements of Aclaris and/or as may be required or necessitated by the FDA.

“Technology” means all methods, techniques, trade secrets, copyrights, know-how, data, documentation, regulatory submissions, Specifications, and other intellectual property of any kind, including without limitation formulations and manufacturing information (whether or not protectable under patent, trademark, copyright or similar laws).

“Term” has the meaning set forth in Section 8.1 hereof.

“Territory” means [***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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“Third Party” means any Person or entity other than a Party to this Agreement or such Party’s Affiliate.

“United States” means its commonwealths, possessions and territories

2.                    PURCHASE AND SALE

2.1             Purchase and Sale of API.

(a)                  Exclusive Manufacture and Supply of API. Subject to the terms and provisions hereof, during the Term of this Agreement, PeroxyChem shall exclusively manufacture, supply, and sell API to Aclaris for clinical and commercial use in connection with the development and commercialization of the Product for the treatment and/or prevention of verrucoid-type lesions, seborrheic keratosis, warts, molluscum contagiosum, acrochordons, actinic keratoses, squamous cell carcinomas (invasive and in situ), basal cell carcinoma, lentigines, solar lentigines, fine lines, and rhytides (“Aclaris Indications”) in the Territory. For the avoidance of doubt, during the Term of this Agreement, PeroxyChem and/or its Affiliates, at Peroxychem’s sole discretion, may manufacture and supply API to a Third Party (ies), in any country in the Territory or outside of the Territory, for any indication other than an Aclaris Indication. . Further, for the avoidance of doubt, during the Term of this Agreement, PeroxyChem and/or its Affiliates shall not, directly or indirectly, manufacture, supply or sell API to or on behalf of a Third Party (ies) or for use by such Third Party (ies) for Aclaris Indications in the Territory. [***].

(b)                  The API shall be manufactured to conform to, and comply with, the Specifications and cGMPs.

2.2             Quantities.  PeroxyChem shall supply Aclaris with and Aclaris shall purchase from PeroxyChem quantities of the API in accordance with Aclaris’ forecasts and orders submitted in accordance with Section 3 hereof; provided, however, that during any calendar quarter, PeroxyChem shall not, subject to Section 6.4 hereof, be required to supply Aclaris with quantities of the API that exceed [***] of the forecasts submitted by Aclaris in respect of such quarter in accordance with Section 3.1 hereof. In the event that Aclaris submits orders to PeroxyChem that exceed [***] of such forecasts, then, unless such excess orders are the result of PeroxyChem’s decision to terminate or significantly reduce its manufacture of the API (in which event Section 6.4 hereof shall govern), PeroxyChem shall use commercially reasonable efforts to supply Aclaris with such excess quantities of the API as soon as possible. PeroxyChem agrees that it can timely supply the amount of the API set forth in, or otherwise contemplated by, this Agreement and that Aclaris can rely on PeroxyChem’s ability to supply such amount.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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3.                    FORECASTS AND ORDERS

3.1             Forecasts.  During the Term of this Agreement, Aclaris shall provide PeroxyChem with written (calendar) quarterly forecasts of the quantities of the API that it expects to order for each rolling twelve (12) month period. Notwithstanding anything to the contrary contained herein, all forecasts are estimates only, and Aclaris shall be bound to purchase only the amounts of the API set forth in purchase orders submitted by Aclaris to PeroxyChem in accordance with Section 3.2 hereof, Aclaris shall have delivered the first of its quarterly forecasts no later than sixty (60) calendar days after the Effective Date, and shall deliver updated and extended forecasts thereafter at least thirty (30) calendar days prior to each subsequent quarter.

3.2             Purchase Orders.  During the Term, and subject to the other terms hereof, Aclaris shall submit orders to purchase the API to PeroxyChem and identify the requested delivery date(s) for each such order. The delivery date(s) specified in any such order shall not be less than forty-five (45) calendar days from the date of such order. Each order submitted pursuant to this Section 3.2 shall constitute a firm obligation to purchase the ordered quantities of the API; provided, however, that such order may be modified or cancelled by Aclaris upon written notice to Peroxychem prior to commencement of manufacture by PeroxyChem of such order. The terms and provisions of this Agreement shall be controlling over any conflicting terms and provisions used in any purchase order or other documentation used by Aclaris in ordering the API or by PeroxyChem in confirming orders.

4.                    DELIVERY.

4.1             Delivery.  PeroxyChem shall ensure that the API ordered by Aclaris in accordance with this Agreement is shipped in accordance with the delivery dates specified in Aclaris’ purchase orders, and PeroxyChem shall notify Aclaris promptly of any anticipated delay. All of the API purchased hereunder shall be delivered EXW Pasadena, Texas (Incoterms 2010) to the location designated by Aclaris.

4.2             Quality Control and Assurances and Release Documentation. PeroxyChem shall perform all in-process quality control tests and quality assurance reviews on the API in accordance with the Specifications and cGMPs and any other tests that may be required by the FDA, and shall certify in writing that each shipment of the API delivered to Aclaris was manufactured in strict conformity with the Specifications and cGMPs and that the API contained in each such shipment complies with all of the provisions of Section 7.2 hereof. All deliveries of the API by PeroxyChem shall be accompanied by all documentation and information required under all Applicable Laws and regulations to import, if applicable, the API into, and for Aclaris to use in clinical trials and in the commercial Product for sale in the Territory, including, without limitation, the name of the API, a Certificate of Analysis certifying that each Batch of the API conforms to the Specifications, and the Batch Number and any quality assurance or quality control audit results conducted to ensure that any shipment of the API supplied hereunder was manufactured in conformity with cGMPs, Applicable Laws, and other applicable provisions of the Act and FDA regulations.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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4.3             Acceptance and Rejection.  Aclaris shall give written notice to PeroxyChem of any claims that any portion of a shipment of the API manufactured by PeroxyChem does not comply with the requirements of Section 7.2 hereof. In the event that Aclaris shall fail to notify PeroxyChem of any such claim within (30) Business Days after Aclaris’ receipt of such shipment at the location designated by Aclaris, such shipment shall be deemed accepted by Aclaris; provided, however, that notwithstanding the foregoing, other than with respect to defects or other non-compliance plainly observable from a visual inspection, any acceptance or deemed acceptance shall not adversely affect or otherwise diminish Aclaris’ rights under the terms of this Section 4.3 to receive shipments of the API in compliance with the requirements of Section 7.2 hereof. Any notice by Aclaris pursuant to this Section 4.3 that any portion of a shipment of the API does not comply with the terms and provisions hereof shall be accompanied by a true and correct copy of the results of any tests conducted by Aclaris thereon. The Parties shall cooperate in good faith to resolve any disputes arising therefrom and, in the event that the Parties shall be unable to resolve such dispute within forty-five (45) calendar days from the date of Aclaris’ notice pursuant to this Section 4.3, the Parties shall submit such dispute to a mutually agreed-to independent laboratory. The determination by such laboratory shall be final and binding and the costs therefor shall be borne by the non-prevailing Party. Aclaris shall not dispose of any API claimed by it not to comply with the terms and provisions hereof until resolution of any dispute with respect thereto. Aclaris shall return or dispose of any non-conforming API pursuant to the written instructions of PeroxyChem. PeroxyChem shall promptly (at Aclaris’ sole discretion): (i) replace any of the API that does not comply with the terms and provisions thereof, at its sole cost and expense, by delivery thereof to Aclaris, (ii) refund Aclaris for the Purchase Price paid in respect thereof or (iii) reimburse Aclaris for an amount equal to the factor obtained by multiplying (A) the amount of replacement API procured by Aclaris from a Third Party(ies) as a result of receiving non-conforming API and (B) the difference, if any, between the per unit amount paid by Aclaris to such Third Party(ies) to procure such replacement API during such period and the Purchase Price. For the avoidance of doubt, the Parties agree that the per unit amount paid by Aclaris to such Third Party (ies) shall be an arm’s length, fair market value price.

5.                    PRICE AND PAYMENT TERMS.

5.1             Price for API Manufactured by PeroxyChem.  The purchase price payable by Aclaris for the API manufactured and supplied to it by PeroxyChem shall be as set forth on Attachment D (“Purchase Price”).

5.2             Payment for API Manufactured by PeroxyChem. Payment for API manufactured and supplied hereunder shall be made to PeroxyChem. Aclaris shall pay for shipments of the API within thirty (30) days after its receipt of invoice hereof; provided, however, that Aclaris shall not be obligated to pay for any shipment of the API during the pendency of any dispute pursuant to Section 4.3 hereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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6.                    CERTAIN UNDERTAKINGS.

6.1             DMF Maintenance.

(a)                  Within five (5) calendar days from the completion of PeroxyChem’s update of its hydrogen peroxide DMF, and annually thereafter on April 1 until the expiration of the Term of this Agreement, Aclaris will pay PeroxyChem an annual fee equal to [***] for the cost of maintaining the hydrogen peroxide DMF and for Facility and related fees incurred by PeroxyChem in connection with the maintenance of cGMPs for the API. On an annual basis, the Parties agree to meet to discuss whether or not an adjustment to such fee is necessary as a result of an increase in Regulatory Authority or Third Party costs related to the maintenance of the hydrogen peroxide DMF, Facility and/or related fees.

(b)                  PeroxyChem shall (a) respond promptly and diligently in writing to all FDA information requests, inspection observations, and any regulatory communications, correspondence or actions with respect to the API and similar communications, actions and requirements of similar Regulatory Authorities in jurisdictions outside the United States, including, without limitation, all submissions and annual updates necessary to keep the DMF current and in good standing with the FDA or such similar Regulatory Authorities (“Regulatory Communications”); (b) notify Aclaris ninety (90) calendar days before implementation of any process change or Raw Material source change that may materially affect the chemical or physical characteristics of the API, regardless of whether such change requires notification to Aclaris according to cGMPs, FDA regulations and/or industry norms and agrees not to implement such change without the prior written consent of Aclaris (not to be unreasonably withheld) and such consent shall be communicated to PeroxyChem within thirty (30) calendar days of receipt of notification of such change by PeroxyChem; (c) promptly provide copies to Aclaris of all written communications and written summaries of all oral communications from, with or to the FDA (and/or similar Regulatory Authorities in jurisdictions outside the United States) with respect to the API and/or the DMF, but in no event later than forty-eight (48) hours (excluding weekends and holidays) after its receipt or delivery of such communications or summaries; (d) seek input from Aclaris and/or its designated representatives prior to any response to the FDA and shall include Aclaris and/or its designated representatives in all discussions and meetings with the FDA concerning the API and/or DMF; (e) advise Aclaris in writing and promptly (but in any event within one (1) Business Day thereafter) of any material problems or delays encountered by, or additional requirements imposed upon, PeroxyChem in respect of the DMF; and (f) advise Aclaris of any inspection of PeroxyChem’s Facilities by the FDA promptly in writing, but in no event earlier than five (5) calendar days prior to the date of such inspection. In connection with clause (a) above, PeroxyChem shall additionally provide written notice to Aclaris of when it intends to respond to all such Regulatory Communications and, in the event that PeroxyChem does not intend to respond within fifteen (15) calendar days of its receipt of the applicable Regulatory Communications, PeroxyChem shall provide the reasons therefor in such notice.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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6.2             Facility Maintenance; Audits; FDA Inspection; Reports.  PeroxyChem shall maintain and operate its Facility designated in the DMF and implement quality control procedures required to meet the requirements of FDA regulations and to be able to timely perform its obligations hereunder. PeroxyChem shall permit Aclaris (or a Third Party quality assurance representative of Aclaris) to inspect Facilities utilized by PeroxyChem with respect to the API once per calendar year upon reasonable notice thereof, during normal business hours and on a confidential basis; provided, however, that if Aclaris (or such Third Party) discovers any non-compliance during any such inspection or if PeroxyChem receives a FDA Form 483 (“Notice of Observations”) evidencing any non-compliance with respect to the API, PeroxyChem shall (a) promptly and diligently rectify such non-compliance and implement appropriate procedures with a view to avoiding any repetition of such non-compliance and (b) permit such additional inspection(s) by Aclaris (or such Third Party) as Aclaris shall deem necessary to verify that such non-compliance has been rectified. PeroxyChem shall promptly provide Aclaris with a copy of any Notice of Observations received at the conclusion of an inspection relating to the API or its Facility and all follow-up correspondence from the FDA, if any.

6.3             Insurance.  Both Parties shall (and shall cause their respective Affiliates, as required, to), for a period of not less than thirty-six (36) months following the expiration or termination of this Agreement, carry or be subject to coverage under (as a named insured) product liability insurance (including blanket contractual liability) in an amount of not less than $5,000,000 per occurrence and $5,000,000 in the aggregate, which insurance shall be written on an “occurrence made” policy form.

6.4             Termination of Supply.  In the event PeroxyChem decides to terminate its manufacture of the API and/or shut down its Facility that manufactures the API for Aclaris hereunder, PeroxyChem shall promptly provide Aclaris with written notice thereof, but in no event later than five (5) Business Days after having knowledge of making such decision. In the event that PeroxyChem shall make such decision to terminate its manufacture of API PeroxyChem shall take all actions as are necessary to ensure that it can provide Aclaris’ requirements for the API during the period in which Aclaris seeks approval from the FDA to use the API supplied by a Third Party. In the event that PeroxyChem is unable to provide Aclaris’ requirements in accordance with Section 2.2 hereof during the Term or such period, PeroxyChem shall reimburse Aclaris for (i) an amount equal to the factor obtained by multiplying the amount of replacement units of API procured by Aclaris from a Third Party(ies) as a result of PeroxyChem’s inability to supply such requirements during the Term or such period, by the difference, if any, between the per unit amount paid by Aclaris to such Third Party(ies) to procure such replacement API and the Purchase Price. For the avoidance of doubt, the Parties agree that the per unit amount paid by Aclaris to such Third Party (ies) shall be an arms-length, fair market value price.

6.5             Intellectual Property

(a)                  Aclaris Technology.  All rights to and interests in Aclaris Technology shall remain solely in Aclaris and no right or interest therein is transferred or granted to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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PeroxyChem. PeroxyChem acknowledges and agrees that it does not acquire a license or any other right to Aclaris Technology except for the limited purpose of carrying out its duties and obligations under this Agreement and that such limited, non-exclusive, license shall expire upon the completion of such duties and obligations or the termination or expiration of this Agreement, whichever is the first to occur.

(b)                  PeroxyChem Technology. All rights to and interests in PeroxyChem Technology shall remain solely in PeroxyChem and no right or interest therein is transferred or granted to Aclaris. Aclaris acknowledges and agrees that it shall not acquire a license or any other right to PeroxyChem Technology except as otherwise set forth in this

(c)                   Aclaris Improvements. The Parties agree that all Improvements that relate exclusively to the Confidential Information of Aclaris or are Product-specific, shall be the sole and exclusive property of Aclaris (“Aclaris Improvements”) and are hereby assigned to Aclaris (or its designee) without additional compensation to PeroxyChem. PeroxyChem shall take such steps as Aclaris may reasonably request (at Aclaris’ expense) to vest in Aclaris (or its designee) ownership of the Aclaris Improvements.

(d)                  PeroxyChem Improvements. The Parties agree that all Improvements that are not Aclaris Improvements shall be the sole and exclusive property of PeroxyChem (“PeroxyChem Improvements”) and Aclaris hereby assigns the same to PeroxyChem(or its designee) without additional compensation to Aclaris. Aclaris shall take such steps as PeroxyChem may reasonably request (at PeroxyChem’s expense) to vest in PeroxyChem (or its designee) ownership of the PeroxyChem Improvements. To the extent that PeroxyChem incorporates a PeroxyChem Improvement into the manufacturing process of API for use in the Aclaris’ Product, PeroxyChem agrees to grant to Aclaris a non-exclusive, sub-licensable, royalty-free license to use such Aclaris-approved, PeroxyChem Improvement to manufacture, have manufactured, use, sell, have sold,import and/or export Product in the Territory. This grant shall be perpetual, but subject to termination in the event that PeroxyChem is notified that such PeroxyChem Improvement infringes a Third Party’s intellectual property rights, in which case the grant set forth in this Section 6.5 (d) is terminable within ten (10) Business Days written notice to Aclaris. The foregoing license shall only be transferable as provided in Section 11.3.

(e)                   Disclaimer. Except as otherwise expressly provided herein, nothing contained in this Agreement shall be construed or interpreted, either expressly or by implication, estoppel or otherwise, as: (i) a grant, transfer or other conveyance by either Party to the other of any right, title, license or other interest of any kind in any of its Inventions or other intellectual property, (ii) creating an obligation on the part of either Party to make any such grant, transfer or other conveyance or (iii) requiring either Party to participate with the other Party in any cooperative development program or project of any kind or to continue with any such program or project.

(f)                    Rights in Inventions. The Party owning any invention shall have the world-wide right to control the drafting, filing, prosecution and maintenance of patents covering

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

the inventions, including decisions about the countries in which to file patent applications. Patent costs associated with the patent activities described in this Section 6.5 shall be borne by the sole owner. Each Party will cooperate with the other Party in the filing and prosecution of patent applications. Such cooperation will include, but not be limited to, furnishing supporting data and affidavits for the prosecution of patent applications and completing and signing forms needed for the prosecution, assignment and maintenance of patent applications.

(g)                   Confidentiality of Intellectual Property. Intellectual property shall be deemed to be the Confidential Information of the Party owning such intellectual property. The protection of each Party’s Confidential Information is described in Section 9. Any disclosure of information by one Party to the other under the provisions of this Section 6.5 shall be treated as the disclosing Party’s Confidential Information under this Agreement. It shall be the responsibility of the Party preparing a patent application to use reasonable efforts to limit the disclosure of the other Party’s Confidential Information in any patent application. Should a Party need to disclose the other Party’s Confidential Information to comply with a patent office’s disclosure requirements the Party must obtain the written permission of the other Party to use or disclose the other Party’s Confidential Information in the patent application before the application is filed and for other disclosures made during the prosecution of the patent application.

6.6             Product Recalls.  In the event Aclaris shall be required to recall any Product because the API manufactured and supplied by PeroxyChem in the Product may violate Applicable Law or has not been manufactured in accordance with Specifications, or in the event that Aclaris elects to institute a voluntary recall, Aclaris shall be responsible for coordinating such recall. Aclaris promptly shall notify PeroxyChem if any Product is the subject of a recall and provide PeroxyChem with a copy of all documents relating to such recall. PeroxyChem shall cooperate with Aclaris in connection with any recall. PeroxyChem will only be financially responsible for the costs of any recall for which: (a) its negligence, willful misconduct, negligent omission or breach of this Agreement is the sole cause of such recall, and (b) the recall occurs within three (3) years from the date of manufacture of the recalled Batch of API. PeroxyChem’s liability for costs associated with all recalls shall not exceed the total fees actually paid by Aclaris for the services provided pursuant to this Agreement.

6.7             Audits

(a)                  Quality Audits.  Aclaris, upon prior written notice and on dates and times agreed upon by the Parties, shall have the right to quality audit PeroxyChem pursuant to the Quality Agreement executed by the Parties. If Aclaris requests additional audits other than the number of audits agreed to by the Parties in the Quality Agreement, Aclaris agrees to reimburse PeroxyChem for PeroxyChem’s reasonable expenses, incurred in hosting the audit. All audited data will be treated as Confidential Information of PeroxyChem and Aclaris shall not be permitted to remove or copy data without PeroxyChem’s prior written consent.

(b)                  Other Audits.  Aclaris, upon prior written notice and on dates and times agreed upon by the Parties, shall have the right to additional audits of PeroxyChem in addition to those audits agreed to between the Parties pursuant to the Quality Agreement executed by the Parties with the prior written consent of PeroxyChem. Aclaris agrees to reimburse PeroxyChem for PeroxyChem’s reasonable expenses incurred in hosting any such audit.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

7.                    REPRESENTATIONS, WARRANTIES, COVENANTS, AND INDEMNIFICATION.

7.1             Mutual Representations.  Each Party hereby represents and warrants to the other Party that (a) the person executing this Agreement is authorized to execute this Agreement; (b) this Agreement is legal and valid and the obligations binding upon such Party are enforceable by their terms; and (c) the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which such Party may be bound, nor violate any Applicable Law of any court, governmental body or administrative or other agency having jurisdiction over it

7.2             Representations, Warranties and Covenants of PeroxyChem.

(a)                  To the best of its knowledge, PeroxyChem represents and warrants that the DMF and any other submissions made to the FDA in connection with the API were accurate, complete and truthful when filed and made in good faith upon the best information available to PeroxyChem or its Affiliates at such time and that the DMF and all other such regulatory submissions have been, and covenants that such submissions will be, amended, supplemented, or otherwise updated in a timely manner whenever the information contained in any of them is no longer accurate, complete and truthful, and covenants that Aclaris will be promptly notified in writing of any such “pertinent” changes in accordance with 21 C.F.R. § 314.420(c).

(b)                  PeroxyChem covenants that all the API supplied by it to Aclaris shall meet the Specifications and be manufactured, packaged, tested, stored and handled in accordance with the then-current version of the DMF, Applicable Laws, the applicable standards established by The United States Pharmacopoeia Convention, Inc., the applicable provisions of the Act and all relevant FDA regulations, guidelines, and guidances, including, without limitation, cGMP regulations codified and located at 21 C.F.R. pts. 210 and 211 in effect at the time of manufacture and testing of the API.

THE FOREGOING WARRANTIES IN THIS SECTION 7.2 ARE MADE BY PEROXYCHEM EXPRESSLY IN LIEU OF ANY OTHER EXPRESS OR IMPLIED WARRANTIES. PEROXYCHEM DOES NOT PROVIDE ANY WARRANTY EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION 7.2, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

7.3             Representations and Warranties of Aclaris.

EXCEPT AS SET FORTH IN SECTION 7.4, ACLARIS MAKES NO WARRANTIES HEREUNDER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

7.4             Representations and Warranties with Regard to Status.

(a)                  Aclaris represents and warrants to PeroxyChem that neither it nor any of its Affiliates is prohibited by any law, rule or regulation or by any order, directive or policy from selling the Product or other pharmaceutical products within the Territory and that neither Aclaris nor any of its Affiliates is a Person who is listed by a United States regulatory agency or authority as debarred, suspended or otherwise ineligible for federal programs in the United States or its territories and protectorates under the Generic Drug Enforcement Act of 1992 or analogous or similar regulation (an “Ineligible Person”) or listed by any United States Regulatory Authority as proposed for debarment.

(b)                  PeroxyChem represents and warrants to Aclaris that neither it nor any of its Affiliates that has manufactured the API are currently prohibited by any law, rule or regulation or by any order, directive or policy from selling the API and that neither PeroxyChem nor any such Affiliate is an Ineligible Person or listed by any United States Regulatory Authority as proposed for debarment.

7.5             PeroxyChem’s Indemnification Obligations.  PeroxyChem shall indemnify and hold Aclaris and its Affiliates and its and their respective officers, directors, employees and agents harmless from and against, and pay and reimburse them for, any Losses arising directly or indirectly as a result of PeroxyChem’s (i) negligent acts or omissions or willful wrongful acts or (ii) breach of any of its representations, warranties, covenants or other obligations hereunder; provided, however, that PeroxyChem shall not be required to indemnify Aclaris with respect to any Losses to the extent arising from or related to Aclaris’ negligent acts, negligent omissions, or willful wrongful acts or Aclaris’ breach of its representations, warranties, covenants or other obligations hereunder.

7.6             Aclaris’ Indemnification Obligations. Aclaris shall indemnify and hold PeroxyChem and its Affiliates and its and their respective officers, directors, employees and agents harmless from and against, and pay and reimburse them for, any Losses arising directly or indirectly as a result of Aclaris’ (i) negligent acts or negligent omissions or willful wrongful acts or (ii) breach of any of its representations, warranties, covenants or other obligations hereunder; provided, however, that Aclaris shall not be required to indemnify PeroxyChem with respect to any Losses to the extent arising from or related to PeroxyChem’s negligent acts, negligent omissions, or willful wrongful acts or PeroxyChem’s breach of any of its representations, warranties, covenants or other obligations hereunder.

7.7             Indemnification Procedures.  A Party (the “Indemnitee”) that intends to claim indemnification under this Section 7 shall promptly notify the other Party (the “Indemnitor”) in writing of any action, claim or liability with respect to which the Indemnitee or any of its officers, directors, employees or agents intends to claim such indemnification. The Indemnitee shall permit, and shall cause its employees and agents to permit, the Indemnitor, at its discretion, to settle any such action, claim or liability and agrees to the complete control of such

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

defense or settlement by the Indemnitor; provided, however, that such settlement (i) includes an unconditional release of the Indemnitee from all liability to any Third Party and (ii) does not adversely affect the Indemnitee’s rights hereunder or impose any obligations on the Indemnitee in addition to those set forth herein in order for it to exercise such rights or damage its reputation or legal status. No such action, claim or liability shall be settled by the Indemnitee without the prior written consent (not to be unreasonably withheld or delayed) of the Indemnitor, and the Indemnitor shall not be responsible for any fees or other costs incurred other than as provided herein. The Indemnitee, its employees, agents and Affiliates shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification. The Indemnitee shall have the right, but not the obligation to be represented by counsel of its own selection and at its own expense.

8.                    TERM AND TERMINATION.

8.1             Term.  This Agreement shall commence on the Effective Date and will expire on the tenth anniversary of the First Commercial Sale of Product in the Territory (the “Initial Term”). Thereafter, this Agreement shall be automatically renewed for successive two (2) year periods (each, a “Renewal Term” and, together with the Initial Term, the “Term”), unless a Party shall otherwise notify the others in writing at least ninety (90) calendar days prior to the otherwise scheduled expiration of the Initial Term or any Renewal Term.

8.2             Termination for Financial Matters.  This Agreement may be terminated Immediately by either Party by giving the other Party written notice thereof in the event such other Party makes a general assignment for the benefit of its creditors, or proceedings of a case are commenced in any court of competent jurisdiction by or against such Party seeking (a) such Party’s reorganization, liquidation, dissolution, arrangement or winding up, or the composition or readjustment of its debts, (b) the appointment of a receiver or trustee for or over such Party’s property, or (c) similar relief in respect of such Party under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debt, and such proceedings shall continue undismissed, or an order with respect to the foregoing shall be entered and continue unstayed, for a period of more than sixty (60) calendar days.

8.3             Termination for Supply Interruption.  This Agreement may be terminated by Aclaris, on thirty (30) calendar days’ prior written notice, if PeroxyChem shall fail or be unable to supply Aclaris’ requirements for the API for a period exceeding ninety (90) cumulative days in any 365-day period during the Term of this Agreement.

8.4             Termination for Force Majeure Event.  If, as a result of a Force Majeure Event, a Party does not perform its obligations hereunder for any consecutive period of ninety (90) days, the other Party shall have the right to terminate this Agreement in its entirety upon providing written notice to the non-performing Party, such termination to be effective within thirty (30) calendar days of such notice.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

8.5             Termination for Breach.  Either Party may terminate this Agreement upon the breach of any provision of this Agreement by the other Party if such breach is not cured by the breaching Party within ten (10) Business Days for material monetary breaches, and sixty (60) calendar days for material non-monetary breaches (or such additional time as is reasonably necessary to cure such non-monetary breaches provided the breaching Party has commenced a cure within the sixty (60) calendar day period and is diligently pursuing completion of such cure) after receipt by the breaching Party of written notice of such breach. At the option of the non-breaching Party, such termination may be with respect to the entire Agreement, or only with respect to the Product that is subject to the breach

8.6             Effects of Termination.  In the event of expiration of the applicable Term or termination of this Agreement, all rights and obligations of the Parties hereunder shall cease, except that termination or expiration shall not: (i) release either Party from any liability or obligation that at such time shall already have accrued or be owed, that is caused by an improper termination or that thereafter accrues from a breach or default prior to the effective date of such expiration or termination; and (ii) affect in any way the survival of any other right, duty or obligation of either Party hereto that is expressly stated elsewhere in this Agreement to survive such expiration or termination including without limitation the obligations set forth in section 6.5 (d).

9.                    CONFIDENTIALITY.

9.1             Treatment of Confidential Information.  Except as required by Applicable Laws and regulations or as otherwise provided in this Section 9, during the Term and thereafter, each Party receiving Confidential Information shall hold in confidence, and may not use for purposes other than those contemplated by this Agreement or disclose to a Third Party (except as specifically set forth herein or with the express prior written consent of the other Party), any Confidential Information. In the event that such receiving Party is required by legal or judicial process to disclose any Confidential Information, the Party so disclosing information shall (i) timely inform the other Party, (ii) use its commercially best efforts to limit the disclosure required by such legal or judicial process and to maintain confidentiality and (iii) permit the other Party to attempt, by appropriate legal means, to limit such disclosure.

9.2             Limits on Disclosure.

(a)                  Without limiting the generality of the foregoing, each Party may disclose Confidential Information to those employees, attorneys or agents who need to receive the Confidential Information and use such Information in order to further the activities contemplated by this Agreement. Each Party shall take sufficient precautions to safeguard the Confidential Information, including, without limitation, obtaining appropriate commitments and enforceable confidentiality agreements. Each Party understands and agrees that the unauthorized disclosure of Confidential Information may result in serious and irreparable damage to the other Party, that the remedy at law for any breach of this covenant may be inadequate and that the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Party seeking redress hereunder shall be entitled to injunctive relief, without prejudice to any other rights and remedies to which such Party may be entitled.

(b)                  It is acknowledged that Confidential Information may be obtained by a Party from the other Party not only in writing or other tangible form (including electronic), but also through discussions between each Party’s respective representatives, demonstrations, observations and other intangible methods.

(c)                   The foregoing notwithstanding, each Party shall have the right with the exercise of reasonable discretion, and insofar as practical under written confidentiality agreements having provisions no less stringent than those contained herein, to make disclosures of such portions of Confidential Information to Third Party consultants, attorneys, contractors, advisors, Affiliates and governmental agencies if, in the recipient’s judgment, such disclosure is beneficial to the manufacture and supply of the API pursuant to this Agreement.

(d)                  Except as otherwise set forth in this Agreement, upon the termination or expiration of this Agreement and at the written request of the disclosing Party, the receiving Party, at the option of the disclosing Party, shall either return all Confidential Information of the disclosing Party (including, without limitation, all copies, excerpts and summaries thereof contained on any media) or destroy such Confidential Information, provided that the receiving Party’s legal department may retain one (1) copy of such Confidential Information.

10.             FORCE MAJEURE.

10.1      Effects of Force Majeure. No Party hereto shall be held liable or responsible for failure or delay in fulfilling or performing any of its obligations under this Agreement (other than the payment of money) if such failure or delay is caused by acts of God, acts of the public enemy, fire, explosion, flood, drought, war, terrorists, riot, sabotage, embargo, intervention of a governmental agency, including a Regulatory Authority, or by any other event or circumstance of like character to the foregoing beyond the reasonable control and without the fault or negligence of the affected Party (a “Force Majeure Event”). For the avoidance of doubt, if the FDA does not approve the Product for sale in the United States, such lack of approval may be treated, at Aclaris’ discretion, as a Force Majeure Event. Such excuse shall continue only as long as the Force Majeure Event continues. Upon cessation of such Force Majeure Event, such Party shall promptly resume performance hereunder.

10.2      Notice of Force Majeure.  Each Party shall give the other Party prompt written notice of the occurrence of any Force Majeure Event, the nature thereof and the extent to which the affected Party will be unable to perform its obligations hereunder. Each Party shall use reasonable efforts to correct the Force Majeure Event as quickly as possible and to give the other Party prompt written notice when it is again fully able to perform such obligations.

11.             MISCELLANEOUS.

11.1      Dispute Resolution.  The Parties recognize that a bona fide dispute as to certain matters may, from time to time, arise during or after the Term that relates to a Party’s

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

rights and/or obligations hereunder. In the event of the occurrence of such a dispute, any Party may, by written notice to the other Party, have such dispute referred to their respective officers, designated below, or their duly appointed successors, for attempted resolution by good faith negotiation within thirty (30) Business Days after such written notice is received. Such designated officers are as follows:

For PeroxyChem: Bruce Lerner, President and CEO

For Aclaris: Neal Walker, President and CEO

In the event the designated officers are not able to resolve the dispute within such thirty (30) day period, or such other period of time as the Parties may mutually agree to in writing, each Party shall have the right to pursue any and all remedies available at law or in equity, subject to Section 4.3 hereof.

11.2      Independent Contractors.  The relationship between PeroxyChem and Aclaris is that of independent contractors and nothing contained herein shall be deemed to constitute the relationship of partners, joint venturers or of principal and agent between PeroxyChem and Aclaris. No Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party.

11.3      Assignment.  This Agreement shall be binding upon and inure to the benefit of the successors or permitted assigns of each of the Parties and may not be assigned or transferred by either Party without the prior written consent of the other, which consent will not be unreasonably withheld or delayed, except that no consent shall be required in the case of a transfer to a wholly-owned subsidiary or in connection with a transaction involving the merger, consolidation or sale of substantially all of the assets of the Party seeking such assignment or transfer and such transaction relates to the Product covered by this Agreement and the resulting entity assumes all of the obligations under this Agreement or in the event of a sale, transfer or license of the Product covered by this Agreement. Both Parties may, without such consent, assign this Agreement to their respective Affiliates, provided that the assignee assumes all obligations of such Party under this Agreement. No assignment shall relieve any Party of responsibility for the performance of its obligations hereunder.

11.4      Governing Law.  In the event of any action, dispute, controversy or claim regarding the validity, construction or enforcement of this Agreement (a “Dispute”), this Agreement shall be governed by, and construed in accordance with, the laws of the United States and the State of Delaware and (ii) the Parties shall consent to the exclusive jurisdiction of federal and state courts located in the State of Delaware and shall waive any objection to venue or forum laid therein. The Parties hereby agree that service of process by certified mail, return receipt requested, shall constitute personal service for all purposes hereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

11.5      No Implied Waiver.  No failure or delay on the part of the Parties hereto to exercise any right, power or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver; nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

11.6      Notices.  All notices required to be given hereunder shall be in writing and shall be given by personal delivery, via facsimile or electronic transmission, by a nationally recognized overnight carrier or by registered or certified mail, postage pre-paid with return receipt requested. Notices shall be addressed to the Parties as follows:

If to PeroxyChem:	PeroxyChem
1735 Market Street, 16th Floor
Philadelphia, Pennsylvania 19103
Attn: Stephanie Montag
Email: Stephanie.Montag@peroxychem.com
If to Aclaris:	Aclaris Therapeutics, Inc.
101 Lindenwood Drive, Suite 400
Malvern, Pennsylvania 19355
Attn: Chief Legal Officer
Email: kalijackson@aclaristx.com

Notices delivered personally shall be deemed delivered as of actual receipt; notices sent via facsimile or electronic transmission shall be deemed delivered as of receipt by the sender of written confirmation of transmission thereat notices sent via overnight courier shall be deemed delivered as of five (5) Business Days following sending; and notices mailed shall be deemed delivered as of ten (10) Business Days after proper mailing. A Party may change his or its address by written notice in accordance with this Section 11.6.

11.7      Amendments. Any amendment or modification of this Agreement shall be valid only if made in writing and signed by an authorized representative of the Parties hereto.

11.8      Counterparts. This Agreement may be executed in counterparts and by facsimile or electronic transmission, each of which shall be deemed an original and all of which shall constitute a single agreement. Electronic and facsimile transmissions shall be treated the same as original signatures.

11.9      Entire Agreement. This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof and supersedes all prior contracts, agreements and understandings related to the same subject matter between the Parties, excluding the Confidentiality Agreement between the Parties dated July 8, 2013. The Parties intend this Agreement to be a complete statement of the terms of their understanding. No change or modification of any of the provisions hereof shall be effective unless in writing and signed by an authorized officer of each of the Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

11.10   Benefit; Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

11.11   Survival. Notwithstanding anything to the contrary contained in this Agreement, the provisions of Sections 6.3, 6.6, 7.5, 7.6 and 7.7, 8.6, 9 and this Section 11 shall survive any termination or expiration of this Agreement.

11.12   Further Assurances. The Parties hereto agree that they shall take all appropriate actions, including, without limitation, the execution or filing of any documents or instruments, which may be reasonably necessary or advisable to carry out the intent and accomplish the purposes of any of the provisions hereof.

11.13   Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason by a court of competent jurisdiction, such provision or part thereof shall be considered separate from the remaining provisions of this Agreement, which shall remain in full force and effect. Such invalid or unenforceable provision shall be deemed revised to effect, to the fullest extent permitted by law, the intent of the Parties as set forth therein.

11.14   Limitation of Liability.  ACLARIS’ SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF THIS AGREEMENT ARE LIMITED TO THOSE REMEDIES SET FORTH IN ARTICLES 4.3, 6.4, 6.6, 7.5, 7.6, 8.3, and 8.5. EXCEPT AS PROVIDED IN SECTIONS 7.5 AND 7.6, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY. THIS LIMITATION SHALL APPLY EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE; PROVIDED, HOWEVER, THAT THIS LIMITATION SHALL NOT APPLY TO DIRECT DAMAGES RESULTING FROM BREACHES BY A PARTY OF A DUTY IMPOSED UNDER SECTION 9 (CONFIDENTIALITY) OR TO ANY THIRD PARTY LOSS, INJURY OR DAMAGE FOR WHICH EITHER PARTY SHALL BECOME LIABLE UNDER SECTIONS 7.5 AND 7.6. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOST PROFITS, LOST MARKET SHARE OR ANY DAMAGES STEMMING FROM AN INTERRUPTION OF SUPPLY. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. EXCEPT AS EXPLICITLY SET FORTH TO THE CONTRARY HEREIN, IN NO EVENT SHALL EITHER PARTY’S MAXIMUM TOTAL AGGREGATE LIABILITY HEREUNDER EXCEED THE TOTAL FEES PAID BY ACLARIS FOR THE SERVICES PROVIDED PURSUANT TO THIS AGREEMENT. SUCH LIMITED WARRANTIES, LIMITATION OF LIABILITY AND SPECIAL PROVISIONS ARE INTEGRAL PARTS OF THIS AGREEMENT. ALL CLAIMS BY ACLARIS FOR BREACH OR DEFAULT UNDER

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

THIS AGREEMENT SHALL BE BROUGHT WITHIN TWO (2) YEARS AFTER THE CAUSE OF ACTION ACCRUED OR SHALL BE DEEMED WAIVED.

11.15   Foreign Corrupt Practices Act. Each Party shall comply with all Applicable Laws, rules, and regulations applicable to it in its role as a provider or recipient of services under this Agreement, and shall ensure that all of its Affiliates comply with all Applicable Laws, rules, and regulations applicable to their roles, if any, as providers or recipients of services under this Agreement. In performing any of its obligations or activities under this Agreement, PeroxyChem shall not engage in any activities (such as offering a bribe to any government official), directly or indirectly (e.g., through use of an agent), that would subject Aclaris to liability under the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”). PeroxyChem and each of its Affiliates shall conduct its activities hereunder in accordance with the provisions of the FCPA, the U.S. Travel Act, and the UK Bribery Act 2010.

11.16   Headings, Interpretation. The headings used in this Agreement are for convenience only and are not part of the Agreement.

11.17   Attorneys’ Fees. The successful Party in any litigation or other dispute resolution proceeding to enforce the terms and conditions of this Agreement shall be entitled to recover from the other Party reasonable attorney’s fees and related costs involved in connection with such litigation or dispute resolution proceeding.

[SIGNATURE PAGE FOLLOWS]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written by their duly authorized representatives.

PEROXYCHEM, LLC

By:	/s/ Stephanie Montag
	Name:	Stephanie Montag
	Title:	Global Business Director, H2O2

ACLARIS THERAPEUTICS, INC.

By:	/s/ Christopher Powala
	Name:	Christopher Powala
	Title:	COO

By:	/s/ Neal Walker
	Name:	Neal Walker
	Title:	President & CEO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Attachment A

Quality Agreement

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PEROXYCHEM, L.L.C.

QUALITY AGREEMENT

BETWEEN

PeroxyChem, L.L.C. (Supplier)

AND

Aclaris Therapeutics, Inc. (Company)

SIGNATURES OF APPROVAL

/s/
Company QA Representative:	Signature

COO
Title

8/6/14
Date

Supplier QA Representative	/s/
Signature

Global Electronics Quality Manager
Title

8/6/14
Date
Revision No. 1

INTRODUCTION, SCOPE, AND DEFINITIONS

This Quality Agreement defines the duties and responsibilities of Aclaris Therapeutics, Inc. (Company) and PeroxyChem, L.L.C. (Supplier) for the manufacture and supply of 50% hydrogen peroxide, also referred to as the “API”. This Quality Agreement clearly states who (Supplier or Company) is responsible for compliance with current Good Manufacturing Practices (cGMPs) aspects of production, analysis, release, storage, stability, and shipment of the API.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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A detailed checklist of the activities associated with pharmaceutical production, analysis, release, storage, stability and shipment of the API is attached. The responsibility for each activity is assigned to either the Supplier or the Company in the appropriate box of the checklist.

This Quality Agreement is incorporated by reference in the Clinical and Commercial Supply Agreement between the Parties (“Supply Agreement”). In the event of any inconsistency between the Quality Agreement and the Supply Agreement, the terms of the Quality Agreement shall prevail with respect to quality-related matters in connection with the manufacture and supply of API; in all other respects, the terms of the Supply Agreement shall prevail.

Capitalized terms not defined in this Quality Agreement will have the meanings set forth in the Supply Agreement.

For purposes of this Quality Agreement, the following definitions shall apply:

•                  “API” shall mean the active pharmaceutical ingredient, 50% hydrogen peroxide as identified in the Specifications.

•                  “cGMPs” means the current Good Manufacturing Practices for finished pharmaceuticals promulgated by the FDA, 21 C.F.R, sections 210 and 211, as amended and presented in the International Conference of Harmonisation, Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients Q7.

•                  “Facilities” means 12000 Bay Area Blvd., Pasadena, Texas 77507

•                  “FDA” shall mean the United States Food and Drug Administration.

•                  “Process” or “Processing” means the compounding, filling, producing, labeling and/or packaging of the API in accordance with the Specifications and the terms and conditions set forth in the Supply Agreement and this Quality Agreement.

•                  “Specifications” means the procedures, requirements, standards, quality control testing, other data and scope of services set forth in the Supply Agreement.

•                  “Standard Operating Procedures” shall mean the standard operating procedures in effect at the Company and the Supplier.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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RESPONSIBILITY CHECKLIST

RESPONSIBILITIES	Company	Supplier
Regulatory Authorizations & GMP Compliance
1. Will maintain all licenses, registrations and other authorizations as required to operate a cGMP pharmaceutical manufacturing facility.		X
2. Will maintain and operate the Facility in compliance, as applicable, with cGMPs and all other Applicable Laws and Regulations.		X
3. Will process the API in compliance, as applicable, with cGMPs and all other Applicable Laws and Regulations.		X
4. Will not employ or use the services of any individual who is debarred by FDA or who has engaged in activities that could lead to being debarred.	X	X

5. Will provide Company with copies of the completed batch records and analytical results to support the Chemistry, Manufacturing and Controls (“CMC”) information required in the Investigational New Drug Application (“IND”)/ New Drug Application (“NDA”) to be filed by Company.

X
6. Upon reasonable notice of at least 45 calendar days, will permit Company to conduct audits of all documents, processes, procedures and facilities applicable to the API.		X
Regulatory Actions & Inspections

7. Will notify Company of any FDA or other Regulatory Authority notice of inspection or inspection of the Facilities directly relating to the API within two (2) Business Days of receipt of such notice.

X
8. Will notify the other party of any FDA or other Regulatory Authority investigation relating to the API within two (2) Business Days of such investigation.	X	X
9. Will provide copies of any FDA Form 483s, Warning Letters or the like from applicable Regulatory Authorities relating to items 7 and 8.	X	X
10. Will promptly notify the other party of any Regulatory Authority request for product samples or product batch records.	X	X
11. Will provide copies of complaints so that Supplier can evaluate the possible relationship to API manufacturing.	X
12. Will prepare and maintain annual product reviews and annual reports in accordance with 21CFR 314.81(b)(2).		X
Deviations & Change Control
13. If requested by Company to conduct testing, will notify Company of any Out of Specification (00S) or Out of Trend (00T) results within three (3) Business Days of the investigation of such results.		X

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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RESPONSIBILITIES	Company	Supplier
14. Will fully document and notify Company of any significant deviations relating to the manufacture or testing of the API.		X

15. Will obtain written approval from Company prior to making any significant changes to documentation, procedures and equipment used in the manufacture, testing, validation, packaging and storage of the API that will impact our regulatory submissions or potentially change the impurity profile of the drug product. Adequate time will be provided for all notifications of the intent to change in accordance with the Supply Agreement, to allow for submission (and any regulatory approvals) prior to implementation.

X
Materials
16. Will be responsible for maintenance of the Specifications and release of the API.		X
17. Will be responsible for storage, sampling and testing of the API.		X
18. Will provide API meeting Specifications and cGMPs for manufacture, as well as a certificate of analysis.		X
19. Will be responsible for setting Specifications for raw materials and packaging components and for storage of API unless directed otherwise by Company.		X
20. Will be responsible for maintenance of Specifications, procurement, storage, sampling, testing and release of raw materials and packaging components.		X
21. Will be responsible for auditing and qualifying all vendors supplying raw materials or other components of the API.		X
22. Will store API, components and raw materials in accordance with approved Specifications while at the Facilities.		X
23. Will dispose of API waste and any special waste related to the processing of API in accordance with Applicable Laws and Regulations.		X
24. If requested, will retain reserve samples of each lot of API for at least three (3) years after the expiration date of the batch		X
25. If requested, will retain all production, control, or distribution records specifically associated with a batch of API for at least two (2) years after the expiration date of the batch.		X
Maintenance and Qualification of Equipment and Facilities

26. Will be responsible for maintenance, qualification, calibration and validation (where appropriate and required) of the Facility, equipment, and analytical instruments associated with manufacture and control of the API that are located at the Supplier’s facility.

X

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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RESPONSIBILITIES	Company	Supplier
Production
27. Will manufacture API in accordance with the master batch record, Standard Operating Procedures and Specifications.		X
28. Will review and approve master batch records, analytical methods, and Specifications, before use in the production and control of the API.		X
Testing, Release and Stability
29. Will be responsible for testing the API in accordance with approved methods, and for evaluating the results for compliance with the approved Specifications.		X
30. Will supply to the Company a Certificate of Analysis (COA) and Certificate of Compliance (COC) for all testing of API performed by the Supplier.		X
31. Will be responsible for the final release of the API.		X
32. Will be responsible for selecting and placing on stability at least one batch of API per year, in accordance with a pre-approved protocol.		X
33. Will be responsible for qualification/disqualification, certification and management of external third party contract testing laboratories, with the exception of Company-specified laboratories.		X
Storage and Shipment
34. Will be responsible for storage of the API at the specified storage conditions until shipment unless directed otherwise by Company.		X
35. Will be responsible for authorizing shipment of API.	X
36. Will be responsible for handling returned API.	X
Complaints and Recalls
37. Will notify Supplier of any product failures or complaints within two (2) Business Days that may be a result of the manufacture or control of the API.	X
38. When reasonably requested by Company, Supplier will promptly perform investigations regarding API failures or complaints.		X
39. Will notify Supplier within two (2) Business Days of any market withdrawal or recall of the Drug Product.	X
40. Will handle complaints or recalls in accordance with Company Standard Operating Procedures.	X

Communication Channels

PeroxyChem Contacts	Aclaris Contacts

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Name:	Paul Merta	Name:

Title:	QA/Lab Coordinator	Title:

Phone	281-474-8761	Phone:

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Attachment B

Regulatory Authority

FDA

EMEA

HC

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Attachment C

Specifications

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Attachment D

API & Purchase Price Details

[***]

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